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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 23, 2004

                        HATTERAS INCOME SECURITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

 NORTH CAROLINA                NO. 811-02352                NO. 56-1033059
(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                File Number)               Identification No.)
 Incorporation)

                             101 SOUTH TRYON STREET
                               CHARLOTTE, NC 28255
                    (Address of Principal Executive offices)

       Registrant's telephone number, including area code: (800) 851-9677

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

On November 23, 2004, Hatteras Income Securities, Inc. (the "Company") issued a press release in connection with various events.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

Exhibit Number                   Item
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99.1                             Hatteras Income Securities, Inc. press release,
                                 dated November 23, 2004

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Hatteras Income Securities, Inc.
                                              (Registrant)


                                              By:  /s/ Robert B. Carroll
                                              Secretary





Date:    November 23, 2004


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER
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99.1           Press release of the Company, dated November 23, 2004.